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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C.  20549

                                   FORM 8-K

                                Current Report

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of Earliest Event Reported)   July 6, 1998

                          ARCHSTONE COMMUNITIES TRUST
              (formerly known as Security Capital Pacific Trust)
            (Exact Name of Registrant as Specified in its Charter)

                                   Maryland
                (State or Other Jurisdiction of Incorporation)

                  1-10272                               74-6056896
          (Commission File Number)          (I.R.S. Employer Identification No.)

7670 South Chester Street, Englewood, Colorado             80112
   (Address of Principal Executive Offices)              (Zip Code)

                                (303) 708-5959
             (Registrant's Telephone Number, Including Area Code)

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Item 5.  Other Events

     On July 6, 1998, Security Capital Pacific Trust, a Maryland real estate investment trust ("PTR"), announced that the merger of Security Capital Atlantic Incorporated, a Maryland corporation, with and into PTR had closed and was to become effective on July 7, 1998, and that PTR had changed its name to "Archstone Communities Trust." This announcement is filed as an exhibit hereto and is hereby incorporated by reference.

Item 7.  Financial Statements, Pro Forma Financial Statements and Exhibits.


     (c)  Exhibits.

           2.1 Articles of Merger merging Security Capital Atlantic Incorporated with and into PTR.

           4.1  Amended and Restated Declaration of Trust of PTR.

           4.2  Amended and Restated Bylaws of PTR.

          10.1  Amendment No. 1 to Third Amended and Restated Investor Agreement

          99.1  Press Release Dated July 6, 1998.
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                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                       ARCHSTONE COMMUNITIES TRUST

Dated: July 7, 1998

                                       /s/ Jeffrey A. Klopf
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                                       Jeffrey A. Klopf
                                       Secretary